UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

March 3, 2008 (March 3, 2008)
(Date of Report (date of earliest event reported))

Hughes Network Systems, LLC
(Exact name of Registrant as specified in its charter)

Delaware	333-138009	11-3735091
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employee IdentificationNumber)

11717 Exploration Lane Germantown, Maryland 20876
(Address of principal executive office and Zip code

 (301) 428-5500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information
Item 2.02 Results of Operations and Financial Condition.

On March 3, 2008, Hughes Communications, Inc. (“HCI”), the parent of Hughes Network Systems, LLC (the “Company”) issued a press release announcing certain financial results of HCI and the Company for the quarter and full year ended December 31, 2007.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein. This Form 8-K/A amends the Form 8-K filed by the Company on March 3, 2008 by replacing in full the press release filed under Item 9.01 as Exhibit 99.1 with the press release attached as Exhibit 99.1 to this Current Report on Form 8-K/A.  The press release attached as Exhibit 99.1 to this Current Report on Form 8-K/A corrects the Company's Condensed Consolidated Statement of Cash Flows to conform to the press release as issued by HCI.

Section 9 – Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The exhibit to this Current Report on Form 8-K is listed on the Exhibit Index on page 4 hereof, which is incorporated by reference in this Item 9.01(d).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hughes Communications, Inc.

Date: March 3, 2008	By:	/s/ Dean A. Manson
	Name:	Dean A. Manson
	Title:	Senior Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number	Description
99.1
Press release dated March 3, 2008 issued by Hughes Communications, Inc. regarding financial results of Hughes Communications, Inc. and Hughes Network Systems, LLC for the quarter and full year ended December 31, 2007.